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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 23, 2005

                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

            Delaware                   1-7823                43-1162835
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(State or other jurisdiction of    (Commission             (IRS Employer
         incorporation)            File Number)          Identification No.)

         One Busch Place,       St. Louis, Missouri            63118
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          (Address of principal executive offices)           (Zip code)

      Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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        (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement

         On February 23, 2005, the Compensation Committee of the Board of Directors of Anheuser-Busch Companies, Inc. (the "Company") approved the 2005 Officer Bonus Program (the "Program") in accordance with the Anheuser-Busch Officer Bonus Plan (the "Plan") for certain officers of the Company and Anheuser-Busch, Incorporated. Under the Program and consistent with the objectives of the Plan, participants may receive cash bonuses if certain performance goals are satisfied for the 2005 calendar year performance period.

         The Compensation Committee established a bonus pool, a minimum performance goal, and a bonus formula for the Program, each of which is based on the Company's adjusted pretax income for 2005. The bonus pool percentage of pretax income is the same percentage as that established in each year since the Plan was adopted in 1995. The minimum performance goal and bonus formula are similar to those of each bonus program since 1995. The aggregate amount of bonuses, or the bonus pool, for 2005 will not exceed 0.638% of the Company's adjusted pretax income for 2005. The performance goal under the Program is the achievement by the Company of a specified level of adjusted pretax income for 2005. Subject to plan limitations, the maximum bonuses payable under the Program to eight senior executive officers of the Company and Anheuser-Busch, Incorporated range from 5% to 25% of the bonus pool, represent in the aggregate 79% of the bonus pool, and will be payable only if the performance goal is achieved. In addition, bonuses payable under the Program to the eight senior executive officers will be payable only if the Company's shareholders approve the Plan in April 2005 and may be reduced at the discretion of the Compensation Committee. Bonuses payable under the Program to the remaining participants will equal 21% of the bonus pool (or a higher percentage if the Compensation Committee reduces the bonuses payable to such eight senior executive officers) and will be payable at the discretion of the Compensation Committee.

         The Company intends to submit the Plan for shareholder approval at the Company's 2005 Annual Meeting of Stockholders and in connection therewith will file the Plan as an exhibit to its proxy statement relating to such meeting. The Program will be filed as an exhibit to Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.



                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ANHEUSER-BUSCH COMPANIES, INC.
                                (Registrant)

                            BY: /s/ JoBeth G. Brown
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                               JoBeth G. Brown
                               Vice President and Secretary

February 24, 2005